UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 21, 2021

Medicine Man Technologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-36868	46-5289499
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4880 Havana Street, Suite 201 Denver, Colorado	80239
(Address of Principal Executive Offices)	(Zip Code)

(303) 371-0387
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.01. Completion of Acquisition or Disposition of Assets.

Asset Purchase Agreement

On July 21, 2021 (the “Closing Date”), Medicine Man Technologies, Inc., a Nevada corporation (the “Company”), completed its previously announced asset purchase from SCG Services, LLC, a Colorado limited liability company (the “APA Seller”), pursuant to the terms of an asset purchase agreement (the “APA”), dated May 27, 2021, among the Company, SCG Holding, LLC, a Colorado limited liability company and wholly-owned subsidiary of the Company (the “Purchaser”), the APA Seller, and John Sakun and Vladimir Sakun (together, the “APA Members”).

On the Closing Date, the Purchaser purchased all of the assets of the APA Seller that are used in or held for use in or are related to the operation of the APA Seller’s business of growing, distributing and marketing recreational cannabis products, on the terms and subject to the conditions set forth in the APA (the “Asset Purchase”), and assumed obligations under contracts acquired as part of the Asset Purchase.

The aggregate purchase price for the assets of the APA Seller was $6.725 million, approximately $1.2 million of which was paid in cash and the remainder of which was paid in shares of the Company’s common stock based on the volume weighted average price per share of the Company’s common stock for the prior 30 consecutive trading days, as determined in reasonable good faith by the Purchaser on the date that was three business days prior to the Closing Date, or 1,992,593 shares. The Company held back 10% of each of the cash portion, approximately $0.1 million, and the stock portion, 221,400 shares, of the purchase price as collateral for potential claims for indemnification from the APA Seller and the APA Members under the APA. Any portion of the held-back cash portion and stock portion not used to satisfy indemnification claims will be released to the APA Members on the first anniversary of the Closing Date (the “Anniversary Date”). The Company funded the cash portion of the purchase price of the Asset Purchase from cash on hand.

Real Estate Purchase Agreement

Also, on the Closing Date, the Purchaser completed its previously announced acquisition of certain real estate from BWR L.L.C., a Colorado limited liability company (the “Real Estate Seller”), pursuant to the terms of an agreement of purchase and sale (the “APS”), dated May 27, 2021, between the Purchaser and the Real Estate Seller.

On the Closing Date, pursuant to the terms of the APS, the Purchaser purchased and acquired from the Real Estate Seller certain real property consisting of approximately 36 acres located in Huerfano County, Colorado, together with, among other things, all structures and improvements thereon, all fixtures therein or thereto and all privileges, easements and appurtenances pertaining thereto, including all of the Real Estate Seller’s right, title and interest in and to any adjacent or adjoining streets, alleys, or rights-of-ways and any strips or gores (the “Real Estate Purchase” and, together with the Asset Purchase, the “Purchases”).

The aggregate purchase price for the property of the Real Estate Seller was $4.499 million, which was paid in cash. The Company funded the purchase price of the Real Estate Purchase from cash on hand.

The descriptions of the APA, the APS and the transactions contemplated thereby contained in Item 1.01 of the Company’s Current Report on Form 8-K filed on June 2, 2021 (the “Prior 8-K”) is incorporated herein by reference. The summary of the APA, the APS and the transactions contemplated thereby contained in the Prior 8-K does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the APA and the APS, filed as Exhibits 2.1 and 2.2 to the Prior 8-K, respectively, each of which is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information contained in Item 2.01 above is incorporated herein by reference.

The issuances of the shares of common stock in connection with the Asset Purchase were, and any future issuances on the Anniversary Date will be, exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder (“Regulation D”). The APA Members are sophisticated and represented in writing that, among other things, they are accredited investors and acquired, or will acquire, the securities for their own accounts for investment purposes. Further, the APA Members acknowledged that the shares of common stock issued on the Closing Date, or that may be issued on the Anniversary Date, have not been, or will not be, registered under the Securities Act, and cannot be resold unless they are registered under the Securities Act or unless an exemption from registration is available. A legend has been, or will be, as applicable, placed on the certificates representing shares of common stock referencing the foregoing.

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Item 8.01.

On July 22, 2021, the Company issued a press release relating to the announcement of the closing of the Purchases. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

2.1	Asset Purchase Agreement, dated May 27, 2021, by and among SCG Holding, LLC, Medicine Man Technologies, Inc., SCG Services, LLC, and John Sakun and Vladimir Sakun*
2.2	Agreement of Purchase and Sale, dated May 27, 2021, by and between SCG Holding, LLC and BWR L.L.C.*
99.1	Press Release, dated July 22, 2021.

* Incorporated by reference to Exhibit 2.1 and Exhibit 2.2, respectively, to the Prior 8-K filed June 2, 2021 (Commission File No. 001.55450). Certain exhibits and schedules to the agreement have been omitted pursuant to Instruction 4 to Item 1.01 of Form 8-K and Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to supplementally furnish copies of any omitted schedules to the Securities and Exchange Commission upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICINE MAN TECHNOLOGIES, INC.

	By:	/s/ Daniel R. Pabon
Date: July 27, 2021		Daniel R. Pabon General Counsel

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